UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2011

___________________

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34587	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   86-22-5883-8509

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 4, 2011.  A total of 25,852,230 shares of common stock, representing 96.8% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. All of the five nominees for director were elected to serve until the 2012 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the five directors was as follows:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Wang Chen	23,550,594	10,552	N/A	N/A
Guo Wei	23,549,169	11,977	N/A	N/A
Michael Marks	23,550,594	10,552	N/A	N/A
Jun Leng	23,550,594	10,552	N/A	N/A
Ruizhu Mu	23,550,344	10,802	N/A	N/A

Proposal 2.   The Company’s 2011 Incentive Stock Plan was ratified and approved by the shareholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,982,956	1,518,337	59,853	2,291,084

A copy of the 2011 Incentive Stock Plan is being filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Proposal 3.  The appointment of BDO China Li Xin Da Hua CPA Co., Ltd. (“BDO”) as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the shareholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
25,669,288	131,387	51,555

There were no broker non-votes with respect to the appointment of BDO.

Proposal 4.  The compensation of the named executive officers as disclosed in the Company’s Proxy Statement was approved on an advisory basis by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,393,752	163,066	4,328	2,291,084

Proposal 5.  The shareholders recommended, on an advisory basis, that the frequency of the shareholder vote to approve the compensation of the named executive officers every three years by the votes set forth in the table below:

1 YEAR	TWO YEARS	THREE YEARS	ABSTAIN
1,488,091	854,972	21,102,955	115,128

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1 Shengkai Innovations, Inc. 2011 Incentive Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc.
(Registrant)

March 4, 2011	/s/ David Ming He
(Date)	David Ming He Chief Financial Officer